333-00767
                                                                          497(e)

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               Supplement dated April 3, 1998 to Prospectus and
              Statement of Additional Information dated May 6, 1997




                  Effective April 6, 1998, the Class A shares of the
Amerindo Technology Fund (the "Fund") are available for sale at their net asset value, plus the applicable sales load. The minimum investment is $10,000 and the minimum subsequent investment is $1,000 for purchases of Class A shares. The following sales load schedule replaces, in its entirety, the schedule appearing on page 15 of the Prospectus.


                                                                                             Amount of Sales Charge
                                                                                            Reallowed to Dealers as a
                                                                Sales Charge as a % of             Percent of
      Amount of Purchase               Sales Charge              Net Amount Invested             Offering Price
Less than $50,000                          4.00%                        4.17%                         4.00%
$50,000 - $99,999                          3.50%                        3.62%                         3.25%
$100,000 -$149,999                         2.50%                        2.56%                         2.25%
$150,000 or more                             0                            0                             0

